                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)      February 1, 2000
                                                          February 1, 2000


                             TORCHMARK CORPORATION
            (Exact name of registrant as specified in its charter)


        DELAWARE                1-9052                    63-0780404
   (State or other      (Commission File No.)       (I.R.S. Employer ID No.)
     jurisdiction
   of incorporation)


              2001 Third Avenue South, Birmingham, Alabama 35233
                   (Address of principal executive offices)

     Registrant's telephone number, including area code:   (205) 325-4200


                                     None
         (Former name or former address, if changed since last report)



                           Index of Exhibits page 2.

                  Total number of pages in this report is 8.

Item 5.    Other Events.
-------    -------------

Torchmark Corporation issued a press release dated February 1, 2000, which is incorporated herein by reference and attached hereto as an exhibit.



Item 7.    Financial Statement and Exhibits.
-------    ---------------------------------

(a)   Financial Statements of businesses acquired.
      Not applicable.

(b)   Pro forma financial information.
      Not applicable.

(c)   Exhibits.
                                                            Page
                                                            ----
      (99)  Torchmark Corporation Press Release               4
            Dated February 1, 2000

                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TORCHMARK CORPORATION


Date:  February 1, 2000              /s/  Larry Hutchison
                                     ---------------------
                                     Larry Hutchison,
                                     Executive Vice President & General Counsel